Exhibit 10.9
Restore Medical, Inc.
Non-Qualified Stock Option Agreement
Grant ID 0000000000XXX
     THIS AGREEMENT, made as of this                                          by and between Restore Medical, Inc., a Delaware corporation (the “Company”), and                      (“Optionee”).
     WHEREAS, the Company, pursuant to the 1999 Omnibus Stock Plan (the “Plan”), wishes to grant this stock option to Optionee;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
     1. Grant of Option. The Company hereby grants to Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of  XXXX shares (the “Shares”) of the common stock, par value $.01 per share (the “Common Stock”), of the Company at the price of  $XX.XX  per Share on the terms and conditions set forth herein. It is understood and agreed that such price is not less than 100% of the fair market value of each such Share on the date of this Agreement. The Option is not intended to be entitled to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).
     2. Duration and Exercisability. The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:
     Vesting Schedule:
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
XXXX on XX/XX/XXXX
During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. The vesting of the Option is subject to acceleration under the circumstances described in Section 4.
     3. Effect of Termination of Relationship with the Company.
     (a) In the event that Optionee’s relationship with the Company or its subsidiaries shall terminate, for any reason other than Optionee’s gross and willful misconduct or Optionee’s death or disability, Optionee shall have the right to exercise the Option at any time within five years after such termination to the extent of the full number of Shares Optionee was entitled to purchase under the Option on the date of termination, subject to the condition that the Option shall not be exercisable after the expiration of its term.
     (b) In the event that Optionee’s relationship with the Company or its subsidiaries shall terminate by reason of Optionee’s gross and willful misconduct during the course of his/her relationship with the Company (as reasonably determined by the Company), the Option shall terminate as of the date of the misconduct and shall not be exercisable thereafter.

     (c) If Optionee shall die during its relationship with the Company or its subsidiaries, or within three months after termination of such relationship with the Company for any reason other than gross and willful misconduct, or if Optionee shall become disabled within the meaning of Section 22(e)(3) of the Code during its relationship with the Company or its subsidiaries, and Optionee shall not have fully exercised the Option, the Option may be exercised at any time within twelve months after Optionee’s death or disability by the legal representative or, if applicable, guardian of Optionee or by any person to whom the Option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of Shares Optionee was entitled to purchase under the Option on the date of death (or termination of its relationship with the Company, if earlier) or disability and subject to the condition that the Option shall not be exercisable after the expiration of its term.
     4. Change in Control
     (a) Except for an assumption of the Option as described in subsection (d), in the event that a “Change in Control” (as hereinafter defined) occurs, the vesting schedule set forth in Section 2 shall accelerate and the Option shall become exercisable with respect to 100% of the unvested Shares upon the occurrence of such transaction; provided, however, that if, in connection with the consummation of the transaction resulting in the Change in Control, the Optionee is offered consideration, in exchange for the Option, equal to the excess of the value received for one share of Common Stock in such transaction over the exercise price of the Option multiplied by the number of Shares subject thereto, the Option shall terminate upon the consummation of the Change in Control.
     (b) A “Change in Control” of the Company shall be deemed to have occurred if:
     (i) Any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who did not own shares of the capital stock of the Company on the date of grant of the Option shall, together with his, her or its “Affiliates” and “Associates” (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), become the “Beneficial Owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (any such person being hereinafter referred to as an “Acquiring Person”);
     (ii) The “Continuing Directors” (as hereinafter defined) shall cease to constitute a majority of the Company’s Board of Directors;
     (iii) There should occur (A) any consolidation or merger involving the Company and the Company shall not be the continuing or surviving corporation or the shares of the Company’s capital stock shall be converted into cash, securities or other property; provided, however, that this subclause (A) shall not apply to a merger or consolidation in which (i) the Company is the surviving corporation and (ii) the shareholders of the Company immediately prior to the transaction have the same proportionate ownership of the capital stock of the surviving corporation immediately after the transaction; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (C) any liquidation or dissolution of the Company; or
     (iv) The majority of the Continuing Directors determine, in their sole and absolute discretion, that there has been a Change in Control.
     (c) “Continuing Director” shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate and who (i) was a member of the Company’s Board of Directors on the date of grant of the Option or (ii) subsequently became a member of the Board of Directors, upon the nomination or recommendation, or with the approval of, a majority of the Continuing Directors.
     (d) In the case of a Change of Control as described in Subsections (b)(iii)(A) or (B), the Options may be assumed by the surviving or acquiring corporation, as the case may be.
     5. Manner of Exercise.
     (a) The Option may only be exercised by Optionee or other proper party within the option period by delivering written notice of exercise to the Company at its principal executive office. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all of the Shares designated in the notice.
     (b) Optionee may, at the Company’s election, pay the option price in cash, by check (bank check, certified check or personal check) or by any other means set forth in the Plan.
     (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee’s intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.
     6. Adjustments. If Optionee exercises all or any portion of the Option subsequent to any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate or capital structure of the Company, Optionee shall then receive for the aggregate price paid by him or her on such exercise, the number and type of securities or other consideration which he or she would have received if the Option had been exercised prior to the event changing the outstanding Common Stock in order to prevent dilution or enlargement of the rights granted hereunder.
     7. Miscellaneous.
     (a) The Option is issued pursuant to the Plan and is subject to its terms. Optionee hereby acknowledges receipt of a copy of the Plan. The Plan is also available for inspection during business hours at the principal office of the Company.
     (b) This Agreement shall not confer on Optionee any right with respect to continuance of employment by or continuance of the relationship with the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Optionee shall have none of the rights of a shareholder with respect to the Shares until such Shares shall have been issued to him or her upon exercise of the Option.
     (c) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements thereof. The exercise of all or any part of the Option shall only be effective at, and may be deferred until, such time as the sale of the Shares pursuant to such exercise will not violate any federal or state securities laws, it being understood that the Company shall have no obligation to register the issuance or sale of the Shares for such purpose.
     (d) If Optionee shall dispose of any of the Shares acquired upon exercise of the Option within two years from the date hereof or within one year after exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction that may be available to it under the circumstances, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of, and the consideration, if any, received for such Shares. In order to comply with all applicable federal and state income tax laws and regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

RESTORE MEDICAL, INC.
By:		Date:
J. Robert Paulson, Jr.
President and CEO

Date:
Optionee

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